UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12.  Results of Operations and Financial Condition.

On July 28, 2004, Quidel Corporation issued a press release announcing the financial results for its second fiscal quarter of 2004 and will hold an earnings conference call at 2:00 p.m., Pacific Time on July 28, 2004 to discuss such results.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004
QUIDEL CORPORATION

	By:	/s/ Paul E. Landers
	Name:	Paul E. Landers
	Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated July 28, 2004, reporting Quidel Corporation’s financial results for its second fiscal quarter of 2004.